Concentrations	12 Months Ended
Dec. 31, 2013
Concentrations [Abstract]
Concentrations

Note 14 - Concentrations

The credit risk for customer accounts is concentrated because the balances due from two of the Company's customers comprise approximately 83% and 86% of the total carrying amount of accounts receivable at December 31, 2013 and 2012, respectively. In addition, three customers comprise approximately 38% and 49% of total revenue for the years ended December 31, 2013 and 2012, respectively.

The risk related to vendor accounts is concentrated because the balances due to two and three of the Company's vendors comprise approximately 66% and 62% of the total carrying amount of accounts payable at December 31, 2013 and 2012, respectively. In addition, three and two vendors, respectively, comprise approximately 57% and 69% of total purchases for the years ended December 31, 2013 and 2012, respectively.